UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 21, 2015
                Date of Report (Date of earliest event reported)


                       AMERICA RESOURCES EXPLORATION INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-196409                 98-1153516
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

       2800 Post Oak Boulevard
             Suite 4100
            Houston, TX                                             77056
(Address of principal executive offices)                         (Zip Code)

                                 (832) 390-2273
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

On August 21, 2015, Mr. Mark Corrao was appointed to the office of Chief Financial Officer ("CFO") of America Resources Exploration Inc., a Nevada corporation (the "Company"), to serve as the Company's CFO on a consultant basis until his resignation or the appointment of a successor to his position. As consultant CFO of the Company, Mr. Corrao will receive $2,500 in monthly compensation.

Mr. Corrao, age 57, is currently a Managing Director with The CFO Squad, a New York consulting firm specializing in accounting and SEC regulatory compliance services, which firm performs accounting services for the Company. Mr. Corrao became a Partner of The Mariner Group in 2013 and continued into the position of Managing Director of The CFO Squad upon the merger of The Mariner Group and The CFO Squad. Prior to joining The CFO Squad, in 2012 Mr. Corrao was appointed as CFO of Business Efficiency Experts ("BEE"), a Long Island consulting firm specializing in outsourced CFO services and SEC regulatory compliance services. Prior to working for BEE, Mr. Corrao served as a Director from 2001 to 2013 and the CFO and chief accounting officer from 2001 to 2010 for StrikeForce Technologies, Inc., a software company specializing in the prevention of identity theft and computer protection, for ten years. Mr. Corrao offers over thirty years of experience in the public accounting arena specializing in certified auditing, SEC accounting, corporate taxation and financial planning. His tenure in accounting included being a partner in a Connecticut CPA firm for several years and includes numerous years on Wall Street with firms such as Merrill Lynch, Spear Leeds & Kellogg and Greenfield Arbitrage Partners.

Mr. Corrao received a B.S. degree in Public Accounting from City University of New York - Brooklyn College.

Mr. Corrao is a director of Success Holding Group International Inc. (OTC QB:
SHGT) and the Chief Financial Officer of Western Graphite Inc. (OTC Pink:WSGP).

ITEM 8.01 OTHER EVENTS

On August 21, 2015, the Company announced that it engaged The CFO Squad LLC ("TCS") (http://www.cfosquad.com/), an outsourced financial reporting firm to accommodate the Company's continued growth and to leverage a deeper base of experience from multiple professionals in public company financial reporting, and tax accounting, financial modeling and internal control procedures.

TCS will review and strengthen where necessary, the Company's filings, financial reporting policies and its internal control procedures.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA RESOURCES EXPLORATION INC.

DATE: August 21, 2015


By: /s/ Huang Yu
   ----------------------------------
Name:  Huang Yu
Title: President

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